Exhibit 10.1

Execution Version

Eighth Amendment

to

Amended and Restated Credit Agreement

among

Rex Energy Corporation,

as Borrower,

The Guarantors,

Royal Bank of Canada,

as Administrative Agent,

KeyBank National Association,

as Syndication Agent,

SunTrust Bank,

as Documentation Agent,

RBC Capital Markets,

KeyBank National Association,

and

SunTrust Bank,

as Joint Lead Arrangers and Joint Bookrunners,

and

The Lenders Signatory Hereto

Dated as of September 4, 2015

LEGAL_US_W # 82784085.2

Eighth Amendment to Amended and Restated Credit Agreement

This Eighth Amendment to Amended and Restated Credit Agreement (this “Eighth Amendment”) dated as of September 4, 2015 is among Rex Energy Corporation, a corporation formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); Royal Bank of Canada, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of March 27, 2013 (as amended by the First Amendment to Amended and Restated Credit Agreement dated January 14, 2013, the Second Amendment to Amended and Restated Credit Agreement dated as of March 26, 2014, the Third Amendment to Amended and Restated Credit Agreement dated as of July 11, 2014, the Fourth Amendment to Amended and Restated Credit Agreement dated as of August 15, 2014, the Fifth Amendment to Amended and Restated Credit Agreement dated as of September 12, 2014, the Sixth Amendment to Amended and Restated Credit Agreement dated as of December 16, 2014 and the Seventh Amendment to Amended and Restated Credit Agreement dated as of March 27, 2015, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower and Guarantors are parties to that certain Amended and Restated Guaranty and Collateral Agreement dated as of March 27, 2013 made by each of the Grantors (as defined therein) in favor of the Administrative Agent (the “Guaranty”).

C. The Borrower, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Eighth Amendment, shall have the meaning ascribed such term in the Credit Agreement.  Unless otherwise indicated, all article, section and exhibit references in this Eighth Amendment refer to articles, sections and exhibits of the Credit Agreement.

Section 2. Amendments to Section 1.02 – Certain Defined Terms.

2.1 The following definitions are hereby added where alphabetically appropriate to read as follows:

“Cash Equivalents” means any Investment of the types described in Section 9.05(c) through Section 9.05(g).

“Eighth Amendment” means that certain Eighth Amendment to Amended and Restated Credit Agreement, dated as of September 4, 2015, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Eighth Amendment Effective Date” has the meaning ascribed to such term in the Eighth Amendment.

“Liquidity” means, as of any date of determination, the sum of (a) the unused amount of the Commitments plus (b) the aggregate amount of Unrestricted Cash of the Borrower and its Subsidiaries at such date.

“Reasonably Anticipated Projected Production” means reasonably anticipated projected production from total Proved Reserves attributable to Oil and Gas Properties of the Borrower and its Subsidiaries, determined by reference to either (a) the Reserve Report most recently delivered pursuant to Section 8.12, or (b) a Reserve Report with a recent “as of date” delivered to the Administrative Agent for the purpose of Section 9.18 (together with the certificate referred to in Section 8.12(c)), which shall be prepared by or under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to be true and accurate in all material respects and, except as therein disclosed, to have been prepared in accordance with the procedures used in the immediately preceding January 1 Reserve Report.

“Unrestricted Cash” means cash and Cash Equivalents of the Borrower or any of its Subsidiaries that would not appear as “restricted” on a consolidated balance sheet of the Borrower or any of its Subsidiaries.

Section 3. Amendment to Section 2.02(c).  Section 2.02(c) is hereby amended by deleting the reference to “six” therein and replacing such reference with “ten”.

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Section 4. Amendment to Section 9.04(a).  Section 9.04(a) is hereby amended and restated in its entirety to read as follows:

(a) Restricted Payments.  The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, return any capital to its stockholders or make any distribution of its Property to its Equity Interest holders, except (i) the Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its Equity Interests (other than Disqualified Capital Stock), (ii) Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests, (iii) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries, (iv) the Borrower may declare and pay cumulative quarterly cash dividends to the holders of the Series A Preferred Stock in accordance with the terms of the Series A Preferred Stock in an aggregate amount in any calendar year not to exceed $12,000,000 if, both before and immediately after giving effect thereto, no Default, Event of Default or Borrowing Base Deficiency has occurred and is continuing or would result therefrom and (v) after the Eighth Amendment Effective Date, the Borrower may repurchase, redeem or otherwise acquire up to $25,000,000 of the Borrower’s issued and outstanding common stock from the holders thereof, so long as both before and immediately after giving effect to each such repurchase, redemption or other acquisition, (x) no Default or Event of Default has occurred and is continuing or would result therefrom, (y) the Borrower has Liquidity of at least $200,000,000, and (z) the aggregate amount of repurchases, redemptions or other acquisitions pursuant to this clause (v), when combined with the aggregate stated principal amount of Redemptions of Senior Debt pursuant to clause (i)(B) of Section 9.19, does not exceed $25,000,000; provided that, in no event shall the proceeds of any Loans or Letters of Credit be used for any such repurchase, redemption or other acquisition of the Borrower’s common stock pursuant to this clause (v).

Section 5. Amendment to Section 9.18(a).  Section 9.18(a) is hereby amended and restated in its entirety to read as follows:

(a) Swap Agreements in respect of commodities (i) with an Approved Counterparty and (ii) the notional volumes for which (when aggregated with other commodity Swap Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date such Swap Agreement is executed, 85% of Reasonably Anticipated Projected Production for the 36 months following the date such Swap Agreement is entered into, and 75% of Reasonably Anticipated Projected Production thereafter, for each of crude oil and natural gas, calculated separately; provided that the Borrower may purchase put or floor options as to which an upfront premium has been paid and which do not require further payment by the Borrower, the notional volumes for which exceed the foregoing percentage limitations (but which, when aggregated with other commodity Swap Agreements then in effect, do not exceed, as of the date such Swap Agreement is executed, 100% of Reasonably Anticipated Projected Production, and

Section 6. Amendment to Section 9.19.  Section 9.19 is hereby amended by amending and restating clause (i) thereof in its entirety to read as follows:

(i) call, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) any Senior Debt; provided that, (A) so long as no Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing or would result therefrom, the Borrower may prepay Senior Debt with the net cash proceeds of any sale of Equity Interests (other than Disqualified Capital Stock) of the Borrower or with the proceeds of Senior Debt incurred pursuant to Section 9.02(i) and (B) without limitation of the foregoing clause (i)(A), after the Eighth Amendment Effective Date, the Borrower may Redeem Senior Debt in an aggregate stated principal amount of up to $25,000,000, so long as both before and immediately after giving effect to each such Redemption, (x) no Default or Event of Default has occurred and is continuing or would result therefrom, (y) the Borrower has Liquidity of at least $200,000,000 and (z) the aggregate stated principal amount of such Senior Debt Redeemed pursuant to this clause (i)(B), when combined with the aggregate amount of repurchases, redemptions or other acquisitions of the Borrower’s issued and outstanding common stock pursuant to Section 9.04(a)(v), does not exceed $25,000,000; provided that, in no event shall the proceeds of any Loans or Letters of Credit be used for any such Redemption of Senior Debt pursuant to this clause (i)(B).

Section 7. Conditions Precedent.  This Eighth Amendment shall become effective on the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02) (the “Eighth Amendment Effective Date”):

7.1 Eighth Amendment.  The Administrative Agent shall have received multiple counterparts as requested of this Eighth Amendment from the Borrower, each other Obligor and the Majority Lenders.

7.2 Title Coverage.  The Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent, satisfactory title information on at least 80% of the total value of the proved Oil and Gas Properties of the Borrower and the Subsidiaries evaluated in the most recently delivered Reserve Report.

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7.3 Mortgage Coverage.  The Administrative Agent shall have received duly executed and notarized deeds of trust/mortgages or amendments and supplements to existing deeds of trust/mortgages in form satisfactory to the Administrative Agent, to the extent necessary so that the Mortgaged Properties represent at least 80% of the total value of the proved Oil and Gas Properties of the Borrower and the Subsidiaries evaluated in the most recently delivered Reserve Report.

7.4 Payment of Outstanding Invoices.  Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the Eighth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower (including, but not limited to the reasonable fees of Paul Hastings LLP).

7.5 No Default.  No Default or Event of Default shall be continuing as of the Eighth Amendment Effective Date.

Section 8. Representations and Warranties; Etc.  Each Obligor hereby affirms:  (a) that as of the date of execution and delivery of this Eighth Amendment, after giving effect to the terms of this Eighth Amendment, all of the representations and warranties made by it contained in each Loan Document to which it is a party are true and correct in all material respects as though made on and as of the Eighth Amendment Effective Date (unless made as of a specific earlier date, in which case, was true and correct in all material respects as of such date); and (b) that after giving effect to this Eighth Amendment and to the transactions contemplated hereby, no Default exists or will exist under any Loan Document to which it is a party.

Section 9. Miscellaneous.

9.1 Confirmation.  The provisions of the Credit Agreement (as amended by this Eighth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Eighth Amendment.

9.2 Ratification and Affirmation of the Obligors.  Each Obligor hereby expressly (a) acknowledges the terms of this Eighth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party, and agrees that each Loan Document to which it is a party remains in full force and effect, as amended hereby; and (c) agrees that from and after the Eighth Amendment Effective Date each reference to the Credit Agreement in the Guaranty and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Eighth Amendment.

9.3 Loan Document.  This Eighth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

9.4 Severability.  Any provision of this Eighth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.5 Successors and Assigns.  This Eighth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9.6 Counterparts. This Eighth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Eighth Amendment by telecopy, facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Eighth Amendment.

9.7 No Oral Agreement. This written Eighth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties.

9.8 Governing Law.  This Eighth Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of Texas.

[Signatures Begin on Next Page]

LEGAL_US_W # 82784085.2

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed effective as of the Eighth Amendment Effective Date.

BORROWER:	REX ENERGY CORPORATION

	By:	/s/Thomas Rajan
	Name:	Thomas Rajan
	Title:	Chief Financial Officer

GUARANTORS:	REX ENERGY OPERATING CORP.

	By:	/s/Thomas Rajan
	Name:	Thomas Rajan
	Title:	Chief Financial Officer

REX ENERGY I, LLC PENNTEX RESOURCES ILLINOIS, INC. REX ENERGY IV, LLC R.E. GAS DEVELOPMENT, LLC

By:	/s/Thomas Rajan
Name:	Thomas Rajan
Title:	Chief Financial Officer

Eighth Amendment

Signature Page

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ADMINISTRATIVE AGENT, ISSUING BANK AND LENDER:	ROYAL BANK OF CANADA, as Administrative Agent

	By:	/s/Susan Khokher
	Name:	Susan Khokher
	Title:	Manager, Agency

ROYAL BANK OF CANADA, as Issuing Bank and as Lender

By:	/s/Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

Eighth Amendment

Signature Page

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SYNDICATION AGENT AND LENDER:	KEYBANK NATIONAL ASSOCIATION

	By:	/s/George E. McKean
	Name:	George E. McKean
	Title:	Senior Vice President

Eighth Amendment

Signature Page

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DOCUMENTATION AGENT AND LENDER:	SUNTRUST BANK

	By:	/s/Shannon Juhan
	Name:	Shannon Juhan
	Title:	Director

Eighth Amendment

Signature Page

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LENDERS:	BMO HARRIS FINANCING, INC.

	By:	/s/James V. Ducote
	Name:	James V. Ducote
	Title:	Managing Director

Eighth Amendment

Signature Page

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WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Eighth Amendment

Signature Page

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MUFG UNION BANK, N.A.

By:	/s/Lara Francis
Name:	Lara Francis
Title:	Vice President

Eighth Amendment

Signature Page

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CAPITAL ONE, NATIONAL ASSOCIATION

By:
Name:
Title:

Eighth Amendment

Signature Page

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M&T BANK

By:	/s/Lauren A. Ferranti
Name:	Lauren A. Ferranti
Title:	Assistant Vice President

Eighth Amendment

Signature Page

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U.S. BANK NATIONAL ASSOCIATION

By:	/s/Monte E. Deckerd
Name:	Monte E. Deckerd
Title:	Senior Vice President

Eighth Amendment

Signature Page

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THE HUNTINGTON NATIONAL BANK

By:
Name:
Title:

Eighth Amendment

Signature Page

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ONEWEST BANK N.A. (f/k/a ONEWEST BANK N.A.)

By:	/s/Sean Murphy
Name:	Sean Murphy
Title:	Managing Director

Eighth Amendment

Signature Page

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